Fundamental Investors, Inc.
     One Market, Steuart Tower, Suite 1800, San Francisco, California 94105

                                Mailing address:
               P.O. Box 7650, San Francisco, California 94120-7650
                              Phone (415) 421 9360



FUNDAMENTAL INVESTORS - JUNE 30, 2003
NSAR SUPPLEMENTAL SCHEDULE

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $134,380
------------------ --------------------------------
------------------ --------------------------------
Class B            $3,212
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,364
------------------ --------------------------------
------------------ --------------------------------
Class F            $1,865
------------------ --------------------------------
------------------ --------------------------------
Total              $140,821
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $427
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $44
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $63
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $15
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $2
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $2
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $84
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $190
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $137
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $569
------------------ --------------------------------
------------------ --------------------------------
Total              $1,533
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1149
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1104
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1966
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2032
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1018
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1518
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1872
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1153
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1224
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1616
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1998
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2283
-------------------- -------------------------------------------









Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            669,739
------------------ ----------------------------------
------------------ ----------------------------------
Class B            28,303
------------------ ----------------------------------
------------------ ----------------------------------
Class C            12,894
------------------ ----------------------------------
------------------ ----------------------------------
Class F            9,989
------------------ ----------------------------------
------------------ ----------------------------------
Total              720,925
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,378
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        499
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        709
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        117
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        19
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          30
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          963
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,607
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,048
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,520
------------------ ----------------------------------
------------------ ----------------------------------
Total              9,890
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $24.11
----------------------- -------------------------
----------------------- -------------------------
Class B                 $24.07
----------------------- -------------------------
----------------------- -------------------------
Class C                 $24.05
----------------------- -------------------------
----------------------- -------------------------
Class F                 $24.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $24.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $24.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $24.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $24.09
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $24.09
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $24.06
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $24.05
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $24.09
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $24.09
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $24.12
----------------------- -------------------------